UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 9, 2011 (May 9, 2011)

Hertz Global Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33139	20-3530539
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

225 Brae Boulevard
Park Ridge, New Jersey 07656-0713
 (Address of principal executive offices, including zip code)

(201) 307-2000
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On May 9, 2011, Hertz Global Holdings, Inc. (“Hertz”) announced via press release Hertz’s proposal to acquire Dollar Thrifty Automotive Group, Inc. (“Dollar Thrifty”).  Also on May 9, 2011, Mark P. Frissora, Hertz’s Chairman of the Board and Chief Executive Officer, sent a letter to Scott L. Thompson, Dollar Thrifty’s President and Chief Executive Officer, regarding the proposal.  The press release announcing the proposal, including the full text of the letter sent to Mr. Thompson, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  On May 9, 2011, Hertz also announced via press release that it will hold a conference call regarding the proposal.  This press release is attached hereto as Exhibit 99.2.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Hertz Global Holdings, Inc., dated May 9, 2011
99.2	Press Release issued by Hertz Global Holdings, Inc., dated May 9, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.

	By:	/s/ Elyse Douglas
Name: Elyse Douglas
Title: Executive Vice President and Chief Financial Officer
Dated: May 9, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Hertz Global Holdings, Inc., dated May 9, 2011
99.2	Press Release issued by Hertz Global Holdings, Inc., dated May 9, 2011